UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2017
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 10, 2017, Broadridge Financial Solutions, Inc. (the “Company”) inadvertently filed its Third Quarter Earnings Webcast and Conference Call Presentation instead of its Fourth Quarter and Fiscal Year 2017 Earnings Webcast and Conference Call Presentation (the “Fourth Quarter Presentation”). This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) replaces Exhibit 99.2 attached to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2017 with the Fourth Quarter Presentation.

A copy of the Fourth Quarter Presentation is being furnished as Exhibit 99.2 attached hereto and is incorporated herein by reference. The information furnished pursuant to Items 2.02, and 9.01, including Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.2	Fourth Quarter and Fiscal Year 2017 Earnings Webcast and Conference Call Presentation dated August 10, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 10, 2017

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ James M. Young Name: James M. Young Title: Vice President, Chief Financial Officer

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